Exhibit 32
Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the Quarterly Report of Integrity Bancshares, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick Frawley, Chief Executive Officer of the Company, and I, Suzanne Long, Senior VP & C.F.O. of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
1.	To my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Patrick M. Frawley
Patrick M. Frawley, President and CEO
(Principal Executive Officer)

/s/ Suzanne Long
Suzanne Long, Senior VP & CFO
(Principal Financial and Accounting Officer)

November 9, 2007

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